SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

Date of Report :  September 16, 1998

(Date of earliest event reported)

Commission File No.:  333-38073


Merrill Lynch Mortgage Investors, Inc.
Mortgage Pass-Through Certificates, Series 1998-C2 Trust
(Exact name of registrant as specified in its charter)

New York (governing law of Pooling and Servicing Agreement)
(State of Incorporation)


52-2095927    52-2095931
52-2095929    52-2095933
(I.R.S. Employer Identification No.)


c/o Norwest Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia, Maryland                                                   21044
(Address of principal executive offices)                         (Zip Code)


(410) 884-2000
Registrant's Full Telephone Number


Norwest Bank Minnesota, NA
7845 New Horizon Way
Frederick, Maryland 21703
(Former name, former address and former fiscal year,
               if changed since last report)

ITEM 5.  Other Events

On September 16, 1998 a distribution was made to holders of Merrill Lynch Mortgage Investors, Inc. Mortgage Pass-Through Certificates, Series 1998-C2 Trust.


ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit Number                       Description

(EX-99.1)      Monthly report distributed to holders of Mortgage Pass-Through
               Certificates, Series 1998-C2 Trust, relating to the September
               16, 1998 distribution


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     Merrill Lynch Mortgage Investors, Inc.
            Mortgage Pass-Through Certificates, Series 1998-C2 Trust


September 29, 1998  by Norwest Bank Minnesota, N.A., as Trustee
                    /s/ Sherri J. Sharps, Vice President


                                 INDEX TO EXHIBITS



Exhibit Number                       Description

(EX-99.1)      Monthly report distributed to holders of Mortgage Pass-Through
               Certificates, Series 1998-C2 Trust, relating to the September
               16, 1998 distribution